Registration Nos. 333-234480

811-08561

As filed with the Securities and Exchange Commission on April 28, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-effective Amendment No.	[ ]
Post-Effective Amendment No.	[ 3 ]

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. [ 206 ]

AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R

(Exact Name of Registrant)

AMERICAN GENERAL LIFE INSURANCE COMPANY

(Name of Depositor)

2727-A Allen Parkway

Houston, Texas 77019-2191

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(800) 871-2000

Depositor’s Telephone Number, including Area Code

AMERICAN HOME ASSURANCE COMPANY

(Name of Guarantor)

1271 Avenue of the Americas, FL 37

New York, New York 10020-1304

(212) 770-7000

Guarantor’s Telephone Number, including Area Code

Trina Sandoval, Esq.

American General Life Insurance Company

21650 Oxnard Street

Woodland Hills, California 91367

(Name and Address of Agent for Service for Depositor and Registrant)

Copy to:

Kim DeGennaro, Esq.

American General Life Insurance Company

2919 Allen Parkway, L4-01

Houston, Texas 77019

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

[     ]    immediately upon filing pursuant to paragraph (b)

[ X ]    on May 2, 2022 pursuant to paragraph (b)

[     ]    60 days after filing pursuant to paragraph (a)(1)

[     ]    on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER III

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the “Policies”) issued by American General Life Insurance Company (“AGL,” “Company,” “we,” or “us”) through its Separate Account VL-R (“Separate Account”)

This prospectus is dated

May 2, 2022

This prospectus describes all material rights and features of the EquiBuilder III flexible premium variable universal life insurance Policies issued by AGL.

The Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. We use “you” and “your” to refer to an owner of the Policy.

We deposit your net premiums under the Policy into your Policy Account. You decide how to allocate amounts in your Policy Account among the investment options available under the Policy. The Guaranteed Interest Division (which is part of our general account) is a fixed investment option that pays interest at a declared rate. You can also invest in one or more of the Policy’s underlying mutual funds (“Funds”) through the Policy’s variable investment divisions.

Please read this prospectus carefully and keep it for future reference.

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance. We offer several different insurance policies to meet the diverse needs of our customers. Our policies provide different features, benefits, programs, and investment options offered at different fees and expenses. When working with your insurance representative to determine the best product to meet your needs, you should consider among other things, whether the features of this Policy and related fees provide the most appropriate package to help you meet your life insurance needs. You should consult with your insurance representative or financial advisor.

Neither the Securities Exchange Commission (SEC) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, the Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

AGL no longer sells these Policies, but we continue to accept premiums under existing Policies. The Policies were not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different. Please read the prospectus carefully for more detailed information regarding features and benefits of the Policy, as well as the risks of investing.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				Location in Prospectus

Charges for Early Withdrawals	If you fully surrender your Policy or decrease your Policy’s Face Amount, or if your Policy lapses, within 10 Policy years after you purchase the Policy, you will be assessed a surrender charge of up to 50% of one Target Premium, declining to 0% over that time period. For example, assuming your Policy has a Target Premium of $100,000 and you make an early withdrawal, you could pay a surrender charge of up to $50,000. You should view your Policy’s specifications page for the Target Premium applicable to your Policy.			Fee Table Charges Under the Policy – Surrender Charge

Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. You may be subject to charges upon making premium payments, taking partial surrenders, increasing the face amount, transferring money between investment options, requesting Policy illustrations, and exercising the optional accelerated benefit settlement option rider. There may also be taxes on premium payments.			Fee Table Charges Under the Policy
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, the cost of optional benefits available under the Policy, and loan interest on outstanding Policy loans. Certain such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view your Policy’s specifications page for rates applicable to your Policy.

You will also bear expenses associated with the Funds under the Policy, as shown in the following table:

Fee Table Charges Under the Policy Appendix A – Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)[1]	0.10%	0.87%
1 As a percentage of Fund net assets.

RISKS				Location in Prospectus
Risk of Loss	You can gain or lose money by investing in this Policy, including possible loss of your principal investment.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

•  This Policy is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash.

•  If you fully surrender the Policy, you may be subject to significant surrender charges. Full and partial surrenders may be subject to income taxes.

•  A full surrender terminates the Policy, including all Policy benefits.

•  Partial surrenders may reduce your death benefit. Partial surrenders are not available until after the first Policy year, must be at least $500, must not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy, and must not cause the Policy to fail to qualify as life insurance under applicable tax law.

Principal Risks of Investing in the Policy Policy Account Transactions
Risks Associated with Investment Options	• An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy.			Principal Risks of Investing in the Policy

• Each investment option (including the Guaranteed Interest Division) has its own unique risks. • You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the Policy is subject to the risks related to us, American General Life Insurance Company (“AGL”). Any obligations (including under the Guaranteed Interest Division), guarantees, or benefits of the Policy are subject to our claims-paying ability. More information about us is available upon request by calling our Administrative Center at 1-800-340-2765 or by visiting www.aig.com/AGVUL.	Principal Risks of Investing in the Policy General Information - American General Life Insurance Company

Contract Lapse	Insufficient premium payments, fees and expenses, poor investment performance, partial surrenders, and unpaid loans or loan interest may cause the Policy to lapse. Your policy may also be considered a tax reportable event. There is a cost associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.	Principal Risks of Investing in the Policy Policy Lapse and Reinstatement

RESTRICTIONS		Location in Prospectus
Investments

•  Certain investment options may not be available under your Policy.

•  We reserve the right to charge for each transfer between variable investment divisions after the 4th transfer in a Policy year. Currently, the first 12 transfers in a Policy year are free of charge.

•  Your transfers between the variable investment divisions are subject to policies designed to deter market timing.

•  You may transfer amounts from the Guaranteed Interest Division only within 30 days after a Policy anniversary, and the transferrable amount is limited to the greater of 25% of the unloaned value in the Guaranteed Interest Division or the minimum transfer amount shown in the Policy.

•  The minimum transfer amount from an investment option is generally $500. If less than $500 would remain in an investment option after a transfer, the entire amount must be transferred.

•  We reserve the right to remove or substitute Funds as investment options.

Policy Account Transactions Additional Rights We Have Appendix A - Available Under the Policy
Optional Benefits	• Additional restrictions and limitations apply under the Policy’s optional benefits.	Other Benefits Available Under the Policy – Optional Benefits Additional Information About Policy Riders

TAXES		Location in Prospectus
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•  If you purchased the Policy through a tax-qualified plan, there is no additional tax benefit under the Policy.

Federal Tax Considerations

•  Earnings under your Policy are taxed at ordinary income tax rates when withdrawn. If your Policy is a modified endowment contract, you may have to pay a tax penalty if you take a withdrawal before age 59 1⁄2.

•  The tax treatment of withdrawals and loans under the Policy may differ.

CONFLICTS OF INTEREST		Location in Prospectus
Investment Professional Compensation	Your financial representative may receive compensation for selling this Policy to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this Policy with your financial representative’s firm. Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our policies over other variable life insurance policies (or other investments) with respect to which a selling firm does not receive the same level of additional compensation.	Distribution of the Policies
Exchanges	Some financial representatives may have a financial incentive to offer you a new policy in place of the one you already own. You should exchange a policy you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new contract rather than continue to own your existing policy.

OVERVIEW OF THE POLICY

Purpose

The Policy is a variable universal life insurance policy. It provides for a death benefit to help financially protect your chosen beneficiary. This Policy may be appropriate for you if you have a long investment time horizon and the Policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Policy’s variable investment options.

We pay death benefit proceeds to the chosen beneficiary when the Insured Person under the Policy dies. You tell us the minimum amount of life insurance coverage you want. We call this the “Face Amount.”

Death benefit proceeds will be decreased by any outstanding Policy loans and loan interest and overdue charges. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s). The Policy also includes a minimum death benefit.

Premiums

After you pay the initial premium, you can generally pay premiums at any time and in any amount (i.e. flexible premiums). Your ability to make premium payments may be restricted by federal tax law. We reserve the right to reject any premium payment.

Payment of insufficient premiums may result in a lapse of your Policy. You may need to pay extra premiums to prevent a lapse, even if you make planned or automatic premium payments. Your Policy will remain in force so long as it has enough value to pay the charges due under the Policy.

You may allocate your premiums and Policy Account value among the Policy’s available investment options. The investment options include:

•

Variable investment divisions. When you invest in a variable investment division, you are indirectly investing in the variable investment division’s underlying Fund. The Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a variable investment division.

Additional information about each Fund is provided in an appendix to this prospectus. Please refer to APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY – FUNDS AVAILABLE UNDER THE POLICY.

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Guaranteed Interest Division. When you invest in the Guaranteed Interest Division, your principal is guaranteed and earns interest based on a rate set and guaranteed by AGL. The minimum annual effective interest rate is 4 1⁄2%. We may declare higher rates of interest, but are not obligated to do so.

Your Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Your Policy Account value will vary from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to your Guaranteed Interest Division investments, charges we deduct, and other transactions under the Policy (e.g., partial surrenders and loans).

Policy Features

•

Flexibility. The Policy is designed to be flexible. While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. You may, within limits, (1) change the amount of insurance and the death benefit option, (2) borrow against or withdraw amounts you have invested, (3) choose when and how much you invest, and (4) add or delete certain other optional benefits that we make available by rider to your Policy.

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Death Benefit Options. You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount while the Policy is in force.

o	Death Benefit Option A is equal to the greater of (1) the Face Amount or (2) the required minimum death benefit.

o	Death Benefit Option B is equal to the greater of (1) the Face Amount plus the Policy Account value or (2) the required minimum death benefit.

Under both Options A and B, the required minimum death benefit is a percentage multiple of the Policy Account value. The percentage multiplier is dependent on the Insured Person’s age and declines as the Insured Person ages. Depending on the age of the Insured Person, the percentage multiplier may be as high as 250% and as low as 104%.

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Accessing Your Money. At any time while the Policy is in force, you may fully surrender your Policy in return for its net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A full surrender will terminate your Policy and may be subject to surrender charges. At any time after the first Policy year and before the Policy’s maturity date, you may partially surrender your Policy’s net cash surrender value. A partial surrender will reduce your Policy Account value, may reduce the death benefit, will increase your risk of lapse, and will be subject to a processing fee. A partial surrender must be at least $500, must not cause the death benefit or Face Amount to fall below the minimum for which we could issue the Policy, and must not cause the Policy to fail to qualify as life insurance under applicable tax law. Full and partial surrenders may have adverse tax consequences.

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Loans. You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy. The minimum loan amount you may take is $500. When you take a loan, we remove from your investment options an amount equal to your loan and hold that part of your Policy Account value in the Guaranteed Interest Division as loan collateral. We charge interest on outstanding loans and unpaid interest. The maximum annual effective rate is the greater of 5 1⁄2% or the Monthly Average Corporate yield published by Moody’s Investor Services, Inc. We also credit interest on amounts held in the Guaranteed Interest Division as loan collateral. We guarantee that the annual earned interest rate will not be lower than 4 1⁄2%. After the 10th Policy year, you may take a Preferred Loan from your Policy, subject to limitations. We may charge a lower interest rate on a Preferred Loan compared to other loans. Taking a loan may have tax consequences, may reduce the death benefit, and will increase your risk of lapse.

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Tax Treatment. The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. The tax treatment of Policy loans and distributions may vary depending on whether the Policy is a modified endowment contract. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

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Supplemental Benefits Riders. The Policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the Policy for an additional charge. Certain riders are no longer available or may not have been available in certain states.

The Policy’s supplemental benefit riders include:

o

Riders that increase the amount payable upon the Insured Person’s death or make an amount payable upon the death of a family member or another person (i.e., accidental death benefit rider, children’s term insurance rider, term insurance on an additional insured person rider).

o

Riders that pay a benefit, or that help keep the Policy in force, if the Insured Person becomes terminally ill or disabled (i.e., accelerated benefit settlement option rider, disability waiver benefit rider).

•

Additional Features and Services. Additional features and services under the Policy are summarized below. There are no additional charges associated with these features and services. Not all features and services may be available under your Policy.

o

American Home Guarantee. Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are also guaranteed by American Home Assurance Company, an affiliate of AGL.

o

Planned Periodic Premiums. You can select a planned periodic premium plan to pay premiums on a monthly, quarterly, semi-annual, or annual basis. You are not required to pay premiums according to a selected plan.

o	Automatic Premium Payments. You may choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted

Maximum Premium Expense Charge[1]	Upon receipt of each premium payment	5% of each premium payment up to a Target Premium for a Policy year

Premium Taxes[2]	Upon receipt of each premium payment	3.5% of each premium payment

Maximum Surrender Charge[3]

Upon a full surrender or lapse in the first 10 Policy years

Also, in the event of a decrease in Face Amount before the end of the 10th Policy year, we deduct a charge that is a portion of the surrender charge

50% of one Target Premium

Partial Surrender Processing Fee	Upon a partial surrender	The lesser of $25 or 2.0% of the partial surrender amount (Current charge: The lesser of $10 or 2.0% of the partial surrender amount)

Transfer Fee[4]	Upon a transfer of Policy Account value between variable investment divisions after the first 4 transfers in a Policy year	$25 for each transfer (Current charge: $25 for each transfer after the first 12 transfers between variable investment divisions in a Policy year)

Face Amount Increase Charge	Upon each Face Amount increase	$1.50 for each $1,000 of Face Amount increase, up to $300

Personalized Illustration Charge	Upon each request after the first in a Policy year	$25 (Current charge: $0)

Accelerated Benefit Settlement Option	At the time the accelerated death benefit is paid	$200

1 The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

2 Statutory premium tax rates vary by state and currently range from 0.5% to 3.5%. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate.

3 During Policy years 1-10, the maximum surrender charge is 50% of one Target Premium, with the maximum surrender charge decreasing 20% annually following the 6th Policy year. After the end of the 10th Policy year, there is no surrender charge. Currently, the surrender charge is calculated as follows (subject to the maximum surrender charge): (i) 25% of premiums paid during the first Policy year up to one Target Premium, plus (ii) 9.0% of additional premiums paid in Policy years 1-10, less any surrender charge previously deducted for a decrease in Face Amount.

4 Transfers to or from the Guaranteed Interest Division do not count toward the annual number of free transfers.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges

Cost of Insurance[1,2]	Monthly
Minimum Charge		$0.056 per $1,000 of net amount at risk (Current: $0.052 per $1,000 of net amount at risk)
Maximum Charge		$27.50 per $1,000 of net amount at risk
Charge for a Representative Insured – 38 year old male, non-tobacco user with a Face Amount of $200,000 for the first Policy year		$0.22 per $1,000 of net amount at risk (Current: $0.11 per $1,000 of net amount at risk)

Administrative Charge	Monthly	$30 during the first 12 Policy months $12 after the first 12 Policy months (Currently: $9 after the first 12 Policy months)

Mortality and Expense Risk Fees	Daily	0.75% as an annualized percentage of Policy Account value invested in the variable investment divisions

Maximum Loan Interest[3]	Annually	Greater of 5 1⁄2% or the Monthly Average Corporate yield published by Moody’s Investor Services, Inc., as an annualized percentage of the outstanding loan amount and unpaid loan interest

Optional Benefit Charges

Disability Waiver Benefit[4]	Monthly
Minimum Charge		7% of total monthly deduction (Current: 2% of total monthly deduction)
Maximum Charge		44% of total monthly deduction (Current: 22% of total monthly deduction)
Charge for a Representative Insured – 38 year old male, any risk class, with a Face Amount of $200,000 for the first Policy year		12% of total monthly deduction (Current: 6.6% of total monthly deduction)

Accidental Death Benefit Rider[4]	Monthly
Minimum Charge		$0.84 per $1,000 of rider coverage amount
Maximum Charge		$1.80 per $1,000 of rider coverage amount
Charge for a Representative Insured – 38 year old non-tobacco user, with a Face Amount of $200,000 for the first Policy year		$0.84 per $1,000 of rider coverage amount

Children’s Term Insurance Rider	Monthly	$0.50 per $1,000 of rider coverage amount

Term Insurance on Additional Insured Person[4]	Monthly
Minimum Charge		$0.68 per $1,000 of rider coverage amount

Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges

Maximum Charge		$83.33 per $1,000 of rider coverage amount (Current: $26.11 per $1,000 of rider coverage amount)

Charge for a Representative Insured – 38 year old male, non-tobacco user with a Face Amount of $200,000 for the first Policy year		$2.58 per $1,000 of rider coverage amount (Current: $1.62 per $1,000 of rider coverage amount)

1 The Cost of Insurance Charge varies based on individual characteristics (sex, age, and premium class), Policy year, and Face Amount. The charge for the representative insured as shown in the table may not be representative of the charge you will pay. Your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under “Contact Information” or from your AGL representative. Also see “Illustrations.”

2 The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

3 We credit interest on amounts held in the Guaranteed Interest Division as collateral for a Policy loan. We guarantee that the annual earned interest rate will not be lower than 4 1⁄2%. The net annual interest rate charged on a Policy loan (or loan interest spread) will be the difference between the annual interest rate charged on the loan and the annual interest rate credited to amounts held as collateral for the loan.

4 The charge varies based on individual characteristics (sex, age, and/or premium class), Policy year, and/or Face Amount. The charge for the representative insured as shown in the table may not be representative of the charge you will pay. Your Policy will indicate the charge applicable to your Policy. More detailed information concerning your charge is available on request from our Administrative Center shown under “Contact Information” or from your AGL representative.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document. Please see APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY.

Annual Fund Expenses	Minimum	Maximum

Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.10%	0.87%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss. Variable life insurance policies involve risks, including possible loss of principal. We do not guarantee a minimum Policy Account value. Your losses could be significant. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank. The Policy is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Short-Term Investment Risk. The Policy is not designed to be a short-term investment and may not be appropriate for an investor who needs ready access to cash. We designed the Policy to meet long-term financial goals. In the Policy’s early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value.

Surrender Risk. You should carefully consider the risks associated with full and partial surrenders under the Policy. A full surrender may be subject to significant surrender changes and will terminate the Policy. A partial surrender will reduce the Policy’s death benefit if you selected death benefit Option 2. All partial surrenders increase the risk of lapse. Partial surrenders are not available during the first Policy year. Any outstanding loan amount reduces the amount available to you upon a full or partial surrender. It is possible that you will receive no cash surrender value if you surrender your Policy, especially in the early Policy years when total charges and surrender charges are typically at their highest.

Variable Investment Division Risk. Amounts that you invest in the variable investment divisions are subject to the risk of poor investment performance. You assume the investment risk. You can gain or lose money if you invest in the variable investment divisions. Each variable investment division’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to the underlying Fund’s investment risks when you invest in a variable investment division. You are responsible for allocating premiums or Policy Account value to the variable investment divisions that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. You bear the risk of any decline in Policy Account value resulting from the performance of the variable investment divisions you have selected. In making your investment selections, you should investigate all information available to you, including the Fund’s prospectus, statement of additional information, and annual and semi-annual reports. We do not provide investment advice, nor do we recommend or endorse any particular Fund.

Risk of Lapse. If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months, plus any loan interest due, before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Loan Risk. A Policy loan, whether or not repaid, will affect Policy Account value and will increase your risk of lapse. We will hold a portion of your Policy Account value equal to the outstanding loan amount as collateral until the loan is repaid. This loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division. We reduce the amount we pay on the Insured Person’s death by the amount of any Policy loan, and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero. If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

Selection Risk. The benefits under the Policy were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you may have paid for a benefit that you did not use or benefit from.

Risk of Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force.

Guaranteed Interest Division Risk. If you allocate premium or Policy Account value to the Guaranteed Interest Division, we credit a declared rate of interest, but you assume the risk that the rate may decrease, although we guarantee that interest will be credited at an annual effective rate of at least 4 1⁄2%. You may transfer amounts from the Guaranteed Interest Division only within 30 days after a Policy anniversary, and the transferrable amount is limited to the greater of 25% of the unloaned value in the Guaranteed Interest Division or the minimum transfer amount shown in the Policy. We have the right to defer payment or transfers of amounts out of the Guaranteed Interest Division for up to six months when permitted by law.

Tax Risks. We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract under federal tax laws. If a Policy is treated as a modified endowment contract, then a full surrender, partial surrender, or loan under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on a full surrender, partial surrender, or loan taken before you reach age 59 1⁄2. See “Federal Tax Considerations.” You should consult a tax advisor regarding all tax considerations relating to your Policy, including the Internal Revenue Code’s limits on premiums that may be paid on life insurance policies.

Financial Strength and Claims-Paying Ability Risk. All insurance benefits, including the death benefit, and all guarantees, including those related to the Guaranteed Interest Division, are general account obligations that are subject to the financial strength and claims paying ability of AGL. Insurance obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are also guaranteed by American Home Assurance Company (“American Home”), an affiliate of AGL. American Home’s guarantees are subject to its financial strength and claims paying ability.

Business Disruption. Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate Policy values or process other Policy-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.

Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Policy value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds, impact our ability to calculate Policy values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Despite our implementation of policies and procedures that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the underlying Funds or our service providers will avoid losses affecting your Policy and personal information due to cyber-attacks or information security breaches in the future.

CONTACT INFORMATION

Here is how you can contact us about the Policies.

ADMINISTRATIVE CENTER:		HOME OFFICE:	PREMIUM PAYMENTS:
(Express Delivery) VUL Administration 2727-A Allen Parkway, 6th Floor Houston, Texas 77019 1-800-340-2765 Fax: 1-844-430-2639 (Except premium payments)	(U.S. Mail) VUL Administration P.O. Box 818016 Cleveland, Ohio 44181	2727-A Allen Parkway Houston, Texas 77019 1-800-340-2765

(Express Delivery)

American General Life Insurance Company

Payment Processing Center

8430 West Bryn Mawr Avenue

3rd Floor Lockbox 0993

Chicago, IL 60631

(U.S. Mail)

American General Life Insurance Company

Payment Processing Center

P.O. Box 0993

Carol Stream, IL 60132-0993

GENERAL INFORMATION

American General Life Insurance Company

We are American General Life Insurance Company (“AGL” or the “Company”). AGL is a stock life insurance company organized under the laws of Texas. AGL’s home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, majority-owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation. AIG has no legal obligation to back the Policy’s commitments. On October 26, 2020, AIG announced that it was pursuing a separation of its Life and Retirement business. On November 2, 2021, AIG and Blackstone Group, Inc. (“Blackstone”) closed a transaction whereby Blackstone acquired a 9.9 percent equity stake in SAFG Retirement Services, Inc., later renamed to Corebridge Financial, Inc. (“Corebridge”), which is the holding company for AIG’s Life and Retirement business. Upon completion of the separation of AIG’s Life and Retirement business, AGL will continue to be a wholly owned subsidiary of Corebridge and will no longer be an indirect, majority-owned subsidiary of AIG.

AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

AGL is regulated for the benefit of Policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL’s operations.

All of our financial obligations under your Policy that exceed the value invested in the Separate Account are supported by our general account, which may include death benefits and supplemental benefits under the Policy. Our financial obligations under the Guaranteed Interest Division are also supported by our general account. All obligations supported by our general account are subject to our claims-paying ability and financial strength.

We encourage Policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, as well as the financial statements of Separate Account VLR and American Home Assurance Company, are located in the Statement of Additional Information (SAI). The back cover page of this prospectus describes how you can obtain a free copy of the SAI.

Separate Account Consolidation

Effective after the close of business on November 29, 2019, AGL consolidated Separate Account VUL-2 with Separate Account VL-R, with Separate Account VL-R being the surviving Separate Account after such consolidation (the “Consolidation”).

The Consolidation did not affect the terms of, or the rights and obligations under your Policy, other than to reflect the change to the name of the separate account. The number of units and the unit values for the variable investment divisions in which you invest, and the variable investment divisions available under the Policy did not change as a result of the Consolidation. Your Policy values immediately after the Consolidation were the same as the values immediately before the Consolidation. The Consolidation did not result in any adverse tax consequences for any Policy Owners. Until we amend all forms related to the Policies, some forms may still refer to the prior name of the separate account.

The purpose of the Consolidation was to reduce the ongoing administrative costs, independent accountant fees, and inefficiencies associated with maintaining multiple Separate Accounts, each with its own recordkeeping and reporting requirements.

Separate Account VL-R

After we deduct certain amounts from each premium, we put the balance, called the “net premium,” into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See “Charges Under the Policy”.

We hold the Mutual Fund shares in which any of your Policy Account value is invested in Separate Account VL-R (the “Separate Account”). The Company established Separate Account VL-R under the laws of the State of Texas on May 6, 1997. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the “1940 Act”). The Policies were previously issued through AGL Separate Account VUL-2. Prior to December 31, 2002, AGL Separate Account VUL-2 was a separate account of American Franklin, created on April 9, 1991 under Illinois insurance law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, Separate Account VUL-2 became a separate account of AGL under Texas law. Effective on the close of business November 29, 2019, AGL Separate Account VUL-2 was consolidated into Separate Account VL-R.

The Separate Account also issues interests under EquiBuilder II variable universal life insurance policies, which have policy features that are similar to those of EquiBuilder III Policies but which have a different sales charge structure.

Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of AGL’s other assets. The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the policies supported by the Separate Account. AGL is obligated to pay all amounts under the Policies promised to Policy Owners.

Guarantee of Insurance Obligations

Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the “Guarantee”) by American Home Assurance Company (“American Home”), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Interest Division, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment divisions available under the Policies. The Guarantee provides that Policy Owners can enforce the Guarantee directly.

As of December 29, 2006 at 4:00 p.m. Eastern time (the “Point of Termination”), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas FL 37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

Guarantees for Policies issued prior to the Consolidation will continue after the Consolidation. As a result, the Consolidation of Separate Account VUL-2 into Separate Account VL-R will not impact the insurance obligations under the Guarantee.

Statement of Additional Information

We have filed an SAI with the SEC which includes more information about your Policy, including financial statements for AGL, American Home, and the Separate Account. The back cover page of this prospectus describes how you can obtain a free copy of the SAI.

Communication with AGL

When we refer to “you,” we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

Administrative Center. The Administrative Center provides service to all Policy Owners. See “CONTACT INFORMATION” in this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions, and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under “Contact Information.” You should communicate notice of the insured person’s death, including any related documentation, to our Administrative Center address.

eDelivery, eService, Telephone Transactions and Written Transactions. There are several different ways to request and receive Policy services.

eDelivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select eDelivery. eDelivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for eDelivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/eservice and at the same time you enroll for eService, enroll for eDelivery. You do not have to enroll for eService to enroll for eDelivery unless you enroll on-line. You may select or cancel eDelivery at any time. There is no charge for eDelivery.

eService. You may enroll for eService to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected eService, you may choose to handle certain Policy requests by eService, in writing or by telephone. We expect to expand the list of available eService transactions in the future. To enroll for eService, go to www.aig.com/eservice, click the eService login link, and complete the online enrollment pages. You may select or cancel the use of eService at any time. There is no charge for eService.

eService Transactions, Telephone Transactions and Written Transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by eService or by telephone. See “Telephone transactions”).

•	transfer of accumulation value;*

•	change of allocation percentages for premium payments; *

•	change of allocation percentages for Policy deductions; *

•	telephone transaction privileges; *

•	loan;*

•	full surrender;

•	partial surrender;*

•	premium payments;**

•	change of beneficiary or contingent beneficiary;

•	loan repayments or loan interest payments;**

•	change of death benefit Option or manner of death benefit payment;

•	change in specified amount;

•	addition or cancellation of, or other action with respect to any benefit riders;

•	election of a payment Option for Policy proceeds; and

•	tax withholding elections.

*	These transactions are permitted by eService, by telephone or in writing.
**	These transactions are permitted by eService or in writing.

We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under “Contact Information,” or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person’s name. We cannot process any requested action that does not include all required information.

One-time Premium Payments Using eService- You may use eService to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of eService one-time premium payments only, a business day is a day the United States Federal Reserve System (“Federal Reserve”) is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See “Business Day and Close of Business.”

Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange (“NYSE”) is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

Telephone Transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person’s and owner’s names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

Illustrations

We may provide you with illustrations for your Policy’s death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy’s fees and charges, the variable investment divisions’ fees and charges, and your Policy loan and partial surrender history.

Upon your request, we will provide a personalized illustration that takes into account your Policy’s actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

VARIABLE INVESTMENT DIVISIONS

We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund.

Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment advisor and any sub-investment advisor, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY.

Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling 1-800-340-2765 or visiting our website at www.aig.com/AGVUL.

You may also obtain information about the Funds by accessing the SEC’s website at www.sec.gov.

We do not guarantee that any Fund will achieve its investment objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

Payments We Receive from the Funds

Affiliates of the Funds compensate us for administering the Funds as variable funding options for the Policies. Currently, Massachusetts Financial Services Company, the investment adviser for MFS® VIT and MFS® VIT II, and Fidelity Management & Research Company (“FMR”), the investment adviser for Fidelity® VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

Substitution, Addition or Deletion of Variable Investment Divisions

We may, subject to any applicable law, make certain changes to the variable investment divisions offered in your Policy. We may offer new variable investment divisions or stop offering existing variable investment divisions. New variable investment divisions may be made available to existing Policy owners, and variable investment divisions may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares of any variable investment division, substitute the shares of one underlying Fund held by a variable investment division for another and/or merge Funds or cooperate in a merger of underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval. We will promptly notify you of any changes to the variable investment divisions due to additions, deletions, substitutions, liquidations, mergers or reorganizations of the variable investment divisions.

Voting Rights of a Policy Owner

We invest the variable investment divisions’ assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

•	vote to elect the Boards of Trustees of the Funds;

•	vote to ratify the selection of independent auditors for the Funds; and

•	vote on issues described in the Fund’s current prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio’s Board for the portfolio’s shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are:

•	changes in the fundamental investment Policy of a particular investment portfolio; or

•	approval of an investment advisory agreement.

THE GUARANTEED INTEREST DIVISION

We invest any Policy Account value you have allocated to our Guaranteed Interest Division as part of our general account assets. Unlike the Separate Account, our general account assets may be used to pay any liabilities of AGL in addition to those arising from the Policies. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1⁄2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under “Allocation of Policy Account Charges.” The mortality and expense risk charge described in “Charges Under the Policy,” and the fees and expenses of the Funds discussed in the “Fee Table” and “Appendix A – Funds Available Under the Policy,” do not apply to the Guaranteed Interest Division.

You may transfer Policy Account value into the Guaranteed Interest Division at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Interest Division in a Policy year. Please see “Transfers from the Guaranteed Interest Division.”

POLICY FEATURES

Keep in mind as you review the following Policy features that we no longer sell EquiBuilder III Policies.

Age

Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the “age nearest birthday.”

Death Benefits

See “Standard Death Benefits” for information about the Policy’s standard death benefits.

Maturity Benefit

If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

Policy Issuance Information

When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

See “Flexible Premium Payments” for additional information concerning procedures for obtaining a Policy.

Right to Examine

You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

•	10 days after you receive your Policy; or

•	45 days after you sign Part 1 of the Policy application.

If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

Flexible Premium Payments

You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a “planned” periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to “American General Life Insurance Company” or “AGL.” Pay any additional premiums by check payable to “American General Life Insurance Company” or “AGL” and send them to our Administrative Center shown under “Contact Information.”

We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days’ written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See “Federal Tax Considerations.”

If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity® VIP Government Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity® VIP Government Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages.

Premium payments received on or after the first business day 15 days after the issue date will be allocated upon receipt to the available investment options you have chosen. In the absence of instructions, any such premium payment will be allocated according to your standing allocation instructions on file with us. See “Policy Account Transactions – Repaying the Loan” for information about how premiums are allocated when you have an outstanding Policy loan.

Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

Limits on premium payments.

Your insurance policy must meet certain requirements of the federal tax law to qualify as life insurance, including limiting the amount of premium payments you can make (relative to the amount of your Policy’s insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under “Federal Tax Considerations.” Changes you may choose to make to your policy, or the amount of premiums that you pay, could cause your policy to fail to qualify as life insurance. To prevent that from occurring, the Company will monitor your premium payments and may be required to return or limit premiums, which may affect your policy’s cash values and may eventually require you to pay out of pocket the cost of insurance charges and other expenses in order to maintain coverage under your policy. Please consult your tax advisor regarding all tax considerations relating to your policy, including the Internal Revenue Code’s limits on premiums that may be paid on life insurance policies, before making any changes to your policy or changing the amount of premiums you pay.

Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under “Increase in coverage”).

We reserve the right to reject any premium.

Premium Payments and Transaction Requests in Good Order

We will accept the Policy Owner’s instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner’s investment options, contingent upon the Policy Owner’s providing us with instructions in good order. This means that the Policy Owner’s request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

When we receive a premium payment or transaction request in good order, it will be treated as described in this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner’s request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

Changes in EquiBuilder III Policies

EquiBuilder III Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

A reduction in Face Amount lessens emphasis on the Policy’s insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See “Changing the Face Amount of Insurance.”

A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy’s Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See “Policy Account Transactions - Withdrawing Money from the Policy Account.”

Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See “Flexible Premium Payments.”

Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See “Changing the Face Amount of Insurance.”

Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See “Flexible Premium Payments.”

Reports To Policy Owners

After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

Policy Periods, Anniversaries, Dates and Ages

We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the NYSE is open for business.

The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

The first time that we assess charges and deductions under the Policy is as of the Register Date. See “Policy Features - Policy Issuance Information”, regarding the commencement of insurance coverage.

The final Policy date is the Policy anniversary nearest the Insured Person’s 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

STANDARD DEATH BENEFITS

We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

•	Option A - the greater of (i) the Policy’s Face Amount and (ii) the required minimum death benefit; or

•	Option B - the greater of (i) the Policy’s Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

For example, assume the Policy Face Amount is $300,000 and the Policy Account value is $50,000 as of the date that the death benefit is calculated. Also assume that the death benefit is greater than the required minimum death benefit. If Option A were selected, the death benefit would equal $300,000. If Option B were selected, the death benefit would equal $350,000.

The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person’s age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person’s death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

TABLE OF DEATH BENEFITS BASED ON POLICY ACCOUNT VALUES
Insured Person’s Attained Age*	40 or under	45	50	55	60	65	70	75	95
Minimum Death Benefit as a Percentage of the Policy Account	250%	215%	185%	150%	130%	120%	115%	105%	104%
*The percentages are interpolated for ages that are not shown here.

For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See “Federal Tax Considerations.”

Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions.

See “Policy Lapse and Reinstatement.” The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option  A.

Changing the Face Amount of Insurance

Any time after the first Policy year while a Policy is in force, you may change your Policy’s Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each Face Amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See “Charges under the Policy - Transaction Fees - Surrender Charge.”

Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount.

Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See “Federal Tax Considerations.”

Changing Death Benefit Options

Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See “Charges under the Policy - Periodic Charges - Cost of Insurance Charge.”

Changing the death benefit Option may have adverse tax consequences. You should consult a tax advisor before changing the death benefit Option.

We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

When Face Amount and Death Benefit Changes Go Into Effect

Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See “Federal Tax Considerations.”

Tax consequences of changes in insurance coverage. Please read “Federal Tax Considerations -Tax Effects” to learn about possible tax consequences of changing your insurance coverage under your Policy. You should consult a tax advisor regarding your circumstances.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in “Fee Table.”

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Planned Periodic Premiums	Allows you to select a premium payment plan to help you pay premiums on a regular basis	• No additional charge • Billing occurs monthly, quarterly, semi-annually, or annually • Payment is not mandatory, but insufficient premium payments may cause the Policy to lapse
American Home Guarantee	Insurance obligations under certain Policies are also guaranteed by American Home Assurance Company, an affiliate of AGL	• No additional charge • Applies only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. • AGL guarantees obligations under all Policies

Optional Benefits
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Disability Waiver Benefit Rider	Waives monthly charges from the Policy Account if the Insured Person becomes totally disabled

•  Additional charge applies

•  No coverage prior to Insured Person’s 5th birthday

•  No coverage if disability continues for less than 6 months

•  If disability starts before the Policy anniversary nearest to the Insured Person’s 60th birthday, monthly charges will be waived for life as long as disability continues

•  If disability starts on or after the Policy anniversary nearest to the Insured Person’s 60th birthday, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person’s 65th birthday (as long as the disability continues)

•  No guarantee that the benefit will prevent lapse

Optional Benefits
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Accidental Death Benefit Rider	Pays an additional death benefit if the Insured Person dies from bodily injury that results from an accident	• Additional charge applies • Automatically terminates on the Policy anniversary nearest the Insured Person’s 70th birthday
Children’s Term Insurance Rider	Provides term life insurance coverage on the eligible children of the Insured Person

•  Additional charge applies

•  Coverage for insured child must begin before child reaches age 18

•  Coverage on insured child terminates when the Insured Person reaches age 65 or the insured child reaches 25, whichever happens first

Term Insurance on Additional Insured Person	Provides term life insurance for another person, such as the Insured Person’s spouse

•  Additional charge applies

•  Minimum coverage amount is $25,000

•  Maximum coverage amount is five times the Policy’s Face Amount

•  Automatically terminates on the Policy anniversary nearest the Insured Person’s 70th birthday

Accelerated Benefit Settlement Option Rider	Allows you to receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility

•  Available only at time of Policy issue

•  Not available in all states

•  Additional charge applies

•  Benefit subject to adjustment based on Insured Person’s individual characteristics and other factors.

ADDITIONAL INFORMATION ABOUT POLICY RIDERS

You may be eligible to add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider, other than the Accelerated Benefit Settlement Option Rider. You can cancel these benefit riders at any time. Some of the riders provide guaranteed benefits that are obligations against our general account assets and not of the Separate Account. Please see “Fee Table” for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code’s definition of life insurance as in effect from time to time.

Except as otherwise noted, the additional (optional) benefit riders are currently available for election under eligible Policies.

Disability Waiver Benefit Rider

With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person’s fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person’s 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person’s 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

For example, assume a Policy has the Disability Waiver Benefit Rider, and the Policy Owner exercises the rider after the Insured Person has become totally disabled. Also assume that at the beginning of the next Policy month, monthly charges totaling $200 would have been deducted from the Policy Account value (then equal to $11,000). Because the rider was exercised, we would waive those monthly charges; the Policy Account value would remain at $11,000 (excluding the impact of investment performance, any loan interest, and any additional premium payments would have on Policy Account value). We would similarly waive all other monthly charges for the duration of the waiver.

Please note that this rider is not a guarantee against lapse. Even if monthly charges are being waived, it is possible that the Policy could lapse due to poor investment performance of the selected variable investment divisions or unpaid interest on outstanding loan amounts.

Accidental Death Benefit Rider

We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

For example, assume the Policy Owner has a Policy with the Accidental Death Benefit Rider, and the rider has a benefit of $25,000. Under these facts, if the Insured Person dies from a covered accident, a $25,000 accidental death benefit would be paid in addition to the death benefit from the base Policy.

Children’s Term Insurance Rider

This benefit provides term life insurance on the lives of the Insured Person’s children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may terminate this rider at any time. If you do so, the charge will cease.

For example, assume the Policy Owner purchases the Children’s Term Insurance Rider, and the rider has a benefit of $10,000 to cover his or her eligible children. If an eligible child dies during the effective period of the rider, a benefit of $10,000 would be paid.

Term Insurance on an Additional Insured Person Rider

This rider allows you to obtain term insurance for another person, such as the Insured Person’s spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy’s Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person’s age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

For example, assume the Policy Owner purchases the Term Insurance on an Additional Insured Person Rider to cover his or her spouse, and the rider has a benefit of $25,000. If the spouse dies during the effective period of the rider, a benefit of $25,000 would be paid.

Accelerated Benefit Settlement Option Rider

This rider is no longer available for election. This rider allows you to receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility. In determining the accelerated benefit, we will adjust the death benefit to reflect the payment option you select, the Insured Person’s sex and age, the length of time the Policy has been in force, our current assumptions as to the Insured Person’s life expectancy, interest rates, cost of insurance rates, and administrative charges, and a processing charge of not over $200.

For example, assume a Policy has the Accelerated Benefit Settlement Option Rider and a death benefit of $360,000. Also assume that the Policy Owner exercises the rider upon the Insured Person becoming terminally ill or being confined to a nursing facility. Upon exercise, we will accelerate payment of the death benefit. The accelerated payment would be less than $360,000, however. It would be adjusted for factors such as the payment option selected, the Insured Person’s sex and age, the length of time the Policy has been in force, our current assumptions as to the Insured Person’s life expectancy, interest rates, and cost of insurance rates. It would also be reduced for applicable charges. For instance, in this example, the accelerated death benefit could be $300,000 even though the death benefit was $360,000.

This Accelerated Benefit Settlement Option Rider was not available in all states. There is no premium charge for this rider, and you may not add the rider after we have issued a Policy. Receipt of an accelerated benefit may be subject to income tax. You should seek assistance from your personal tax advisor before electing a payment option under this rider.

Tax Consequences of Additional Rider Benefits

Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See “Federal Tax Considerations - Tax Effects.” You should consult a tax advisor for questions.

POLICY ACCOUNT TRANSACTIONS

The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See “Policy Features - Changes in EquiBuilder III Policies.” Certain transactions also include charges. For information regarding other charges, see “Charges Under the Policy.”

eDelivery, eService, Telephone Transactions and Written Transactions

For information regarding eDelivery, eService, telephone transactions and written transactions.

Changing Premium and Deduction Allocation Percentages

You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

Transfers of Policy Account Value Among Investment Divisions

You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under “Contact Information.”

If there is a charge for making a transfer, we will allocate the charge as described under “Charges under the Policy - Allocation of Policy Account Charges.” All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

Special rules apply to transfers from the Guaranteed Interest Division. See “Policy Account Transactions - Transfers from the Guaranteed Interest Division.”

Market Timing

The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

•	dilution in the value of Fund shares underlying investment options of other Policy Owners;

•	interference with the efficient management of the Fund’s portfolio; and

•	increased administrative costs.

We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

We are required to monitor the Policies to determine if a Policy Owner requests:

•	a transfer out of a variable investment division within two calendar weeks of an earlier transfer into that same variable investment division; or

•	a transfer into a variable investment division within two calendar weeks of an earlier transfer out of that same variable investment division; or

•	a transfer out of a variable investment division followed by a transfer into that same variable investment division, more than twice in any one calendar quarter; or

•	a transfer into a variable investment division followed by a transfer out of that same variable investment division, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Policy Owner’s same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner’s first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner’s subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

In most cases, transfers into and out of the money market investment division are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment division. We treat such transactions as if they are transfers directly into and out of the same variable investment division. For instance:

(1)	if a Policy Owner requests a transfer out of any variable investment division into the money market investment division, and

(2)	the same Policy Owner, within two calendar weeks requests a transfer out of the money market investment division back into that same variable investment division, then

(3)	the second transaction above is considered market timing

Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

Restrictions Initiated By the Funds and Information Sharing Obligations

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner’s transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund’s instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund’s policies and procedures.

Please read the Funds’ prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

Transfers from the Guaranteed Interest Division

You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Interest Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

Borrowing from the Policy Account

At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See “Federal Tax Considerations”, with respect to the federal income tax consequences of a loan.

Loan Requests

Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

Policy Loan Interest

Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

The maximum rate is the greater of:

•	5 1⁄2%; or

•

the “Published Monthly Average” for the calendar month that ends two months before the interest rate is set. The “Published Monthly Average” is the Monthly Average Corporate yield shown in Moody’s Corporate Bond Yield Averages published by Moody’s Investor Services, Inc.

If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1⁄2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1⁄2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

When Interest is Due

Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

Repaying the Loan

You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a loan repayment unless you include with the payment written instructions that we should apply it as a premium payment.

We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity® VIP Equity-Income Division, we will not allocate repayments to the Fidelity® VIP Equity-Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

The Effects of a Policy Loan on the Policy Account

A Policy loan, whether or not repaid, will affect Policy Account value and will increase your risk of lapse, as described below. We reduce the amount we pay on the Insured Person’s death by the amount of any outstanding Policy loan, and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. The interest rate for loaned amounts in all years in the Guaranteed Interest Division will never be less than 4 1⁄2%. Currently:

•	for the first ten Policy years, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, and

•

after the tenth Policy year, (a) the interest rate applied to Preferred Loan amounts (as defined below) in the Guaranteed Interest Division will be equal to the interest rate charged on the loan, minus any charge for taxes or reserves for taxes and (b) the interest rate for other loaned amounts in the Guaranteed Interest Division will be as set out in the first bullet.

Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

“Preferred Loans” are Policy loans made after the tenth Policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. We will charge a lower interest rate on these loans. The maximum amount eligible for Preferred Loans for any year is:

•

10% of your Policy Account value or “accumulation value” (which includes any amount we are holding in the Guaranteed Interest Division as collateral for your Policy loans) at the Policy anniversary; or

•	if less, your Policy’s maximum remaining loan value at that Policy anniversary.

We will always credit your Preferred Loan collateral amount at a guaranteed annual effective rate of 4 1⁄2%. We intend to set the rate of interest you are paying to the same 4 1⁄2% rate we credit to your Preferred Loan collateral amount, resulting in a zero-net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

•	will always be greater than or equal to the guaranteed Preferred Loan collateral rate of 4 1⁄2%;

and

•	will never exceed an annual effective rate of the greater of:

(1)	5 1⁄2%; or
(2)	the “Published Monthly Average” for the calendar month that ends two months before the interest rate is set. See “Policy Loan Interest” for a description of the Published Monthly Average.

The impact of a loan on a Policy Account will depend on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity® VIP Government Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity® VIP Government Money Market division. However, the $1,000 earns interest at a declared interest rate.

A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see “Policy Lapse and Reinstatement”, of this prospectus.

Withdrawing Money from the Policy Account

After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

•	be at least $500;

•	not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

•	not cause the Policy to fail to qualify as life insurance under applicable law.

You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a

Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity® VIP Government Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under “Charges under the Policy - Allocation of Policy Account Charges”.

A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See “Policy Features - Death Benefits.”

If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See “Federal Tax Considerations”, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

Surrendering the Policy for Its Net Cash Surrender Value

During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under “Charges under the Policy - Transaction Fees - Surrender Charge.” After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See “Federal Tax Considerations”, for the tax consequences of a surrender.

POLICY PAYMENTS

Payment Options

We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

The following payment options are generally available:

Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

Life Income with Payments Guaranteed for a Fixed Term of Years. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

We guarantee interest under the foregoing options at the rate of 3% a year.

We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person’s estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See “The Beneficiary.” Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

The Beneficiary

You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person’s lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

At the time of the Insured Person’s death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

Assignment of a Policy

You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a tax advisor before making an assignment.

Payment of Proceeds

We generally will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under “Contact Information”. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

We may defer determination of values and payment for one or more of the following reasons:

•	We contest the Policy, or we are deciding whether or not to contest the Policy;

•	the NYSE is closed other than weekend and holiday closings;

•	trading on the NYSE is restricted;

•

an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable;

•	the SEC by order so permits for the protection of Policy Owners; or

•	we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

Delay Required under Applicable Law

We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

ADDITIONAL RIGHTS THAT WE HAVE

We have the right at any time to:

•	transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

•	transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

•	replace the underlying Fund that any investment division uses with another fund, subject to SEC and other required regulatory approvals or other applicable law;

•

add, delete or limit investment divisions, combine two or more investment divisions or withdraw assets relating to the Policies from one investment division and put them into another, subject to SEC and other required regulatory approvals;

•	operate the Separate Account under the direction of a committee or discharge such a committee at any time;

•	change our underwriting and risk class guidelines;

•

operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

•

make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

VARIATIONS IN POLICY OR INVESTMENT DIVISION

TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Policy or its investment divisions. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

Policies Purchased Through “Internal Rollovers”

We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time but are evenly applied to all our customers.

State Law Requirements

AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

Expenses or Risks

AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

Underlying Investments

You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using.

CHARGES UNDER THE POLICY

Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity® VIP Government Money Market division.

The following information describes the charges under the Policy as shown in the “Fee Table” section. Please review both prospectus sections, and the Policy form itself for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the premium expense charge and the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

Transaction Fees

Premium Expense Charge. We deduct 5% of each Policy premium payment we receive as a Premium Expense Charge. We deduct this charge for each premium paid during a Policy year until the total amount of premiums for that Policy year equal the Target Premium. We do not deduct a Premium Expense Charge for premiums that you pay during that Policy year which exceed the Target Premium. During the next Policy year, we will again deduct a Premium Expense Charge of 5% until total premiums paid during that Policy year equal the Target Premium.

You can reduce aggregate Premium Expense Charges by concentrating premium payments in a few Policy years so that the premiums paid in each of those years exceed a Target Premium. However, concentrating premium payments during a Policy’s early Policy years, and in particular during the first Policy year, may increase the surrender charge if you surrender your Policy or, in some instances, if you reduce your Policy’s Face Amount or let it lapse during the first ten Policy years. In addition, concentrating premium payments during the first seven Policy years can increase the likelihood that a Policy will be considered a MEC. See “Federal Tax Considerations.”

We deduct a Premium Expense Charge to recover some of the costs of distributing the EquiBuilder III Policies. These expenses include agents’ commissions and printing prospectuses and sales literature. We do not profit from this charge.

Statutory Premium Taxes. Unless your policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from .5% to 3.5%. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes, which will increase the tax rate. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

Surrender Charge (for full surrenders). We deduct surrender charges to recover some of the costs of distributing the Policies. Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

•	25% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

•	9% of any additional premiums you pay during the first through tenth Policy years.

Under the Policy’s formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each
Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.
During Year	Premium Payment Assumptions	Charge	Premium Payment Assumptions	Charge	Premium Payment Assumptions	Charge
1	$3,000	$ 635	$2280	$ 570	$1140	$ 285
2	3000	905	2280	775	3420	593
3	3000	1140	2280	980	2280	790
4	3000	1140	2280	1140	2280	1003
5	3000	1140	2280	1140	2280	1140
6	3000	1140	2280	1140	2280	1140
7	3000	912	2280	912	2280	912
8	3000	684	2280	684	2280	684
9	3000	456	2280	456	2280	456
10	3000	228	2280	228	2280	228

We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 / $200,000 = .5)

Then multiply this fraction by the surrender charge in effect before the decrease.

Pro rata surrender charge = .5 x $1,140 = $570.

Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.

Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See “Policy Account Transactions - Withdrawing Money from the Policy Account.” AGL receives this charge to help pay for the expense of making a partial surrender.

We do not charge a partial surrender processing fee for Face Amount decreases.

Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See “Policy Features - Changes in EquiBuilder III Policies.” AGL receives this charge to help pay for the expense of making a Face Amount increase.

Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See “Policy Account Transactions - Transfers of Policy Account Value Among Investment Divisions.” We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee. AGL receives this charge to help pay for the expenses of providing additional illustrations.

Accelerated Benefit Settlement Option. If you exercise the Accelerated Benefit Settlement Option, a charge of $200 is deducted at the time the accelerated death benefit is paid. AGL receives this charge to help pay for the expenses of providing an accelerated death benefit.

Periodic Charges

At the beginning of each Policy month, we deduct the following charges from each Policy Account.

Administrative Charge. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $9 per month. We may raise this $9 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder III Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses, overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners’ requests.

Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see “Policy Features - Death Benefits”), the net amount at risk for the month will also rise.

For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person’s increasing age.

We base the cost of insurance rates on the Insured Person’s sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner’s 1980 Standard Ordinary Male and Female Mortality Tables.

In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See “Employee Benefit Plans” in the SAI.

Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder III Policies. This charge affects the unit values for the variable investment divisions. See “Policy Account Value - Determination of the Unit Value.” We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

Loan Interest. Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The maximum loan interest rate is the greater of 5 1⁄2% or the Monthly Average Corporate yield published by Moody’s Investor Services, Inc., as an annualized percentage of the outstanding loan amount. We credit interest on amounts held in the Guaranteed Interest Division as collateral for a Policy loan. We guarantee that the annual earned interest rate will not be lower than 4 1⁄2%. The net annual interest rate charged on a Policy loan (or loan interest spread) will be the difference between the annual interest rate charged on the loan and the annual interest rate credited to amounts held as collateral for the loan. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See “Policy Account Transactions – Loan Interest” for additional information.

Optional Rider Charges. The additional benefit riders under the Policy (except the Accelerated Benefit Settlement Option) have a monthly charge. We will deduct any monthly rider charges from your Policy Account value. These charges vary by Policy within a range based on either the personal characteristics of the Insured Person or other insured or the specific coverage you choose under the rider. For the Accelerated Benefit Settlement Option, there is a $200 charge at the time the benefit is paid. The riders are described under “Additional Information about Policy Riders.” The specific charges for any riders you choose will be shown in your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

Fund Charges

Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds.

During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment division may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment division are less than the Policy’s fees and expenses, the money market investment division’s unit value will decrease. In the case of negative yields, your accumulation value in the money market investment division will lose value.

Allocation of Policy Account Charges

Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis through AIG Capital Services, Inc. (“ACS”), located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”). ACS is an indirect, wholly owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the Policies.

We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

We make payments in connection with the distribution of the Policies. These compensation arrangements may provide broker-dealers and/or their registered representatives with an incentive to favor sales of our Policies over other variable universal life insurance policies (or other investments) with respect to which a selling firm or registered representative does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a Policy and/or any resulting real or perceived conflicts of interest. You may wish to take such compensation arrangements into account when considering or evaluating any recommendation relating to this Policy.

Broker-dealers earn commissions on Policy sales of up to 90% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. These commissions (and other distribution expenses, such as production incentive bonuses, agent’s insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy.

We do not assess a specific charge directly to you or your Separate Account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the Policy. We hope to benefit from these compensation arrangements through increased sales of our Policies and greater customer service support.

Based on the payments we make, as described above, or similar payments that other insurance companies may make, registered representatives may have a financial incentive to offer you a new life insurance policy in place of the one you already own. You should exchange a policy you already own only if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

POLICY ACCOUNT VALUE

The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See “The Guaranteed Interest Division.”

Amounts in the Variable Investment Divisions

We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division’s unit value next calculated at the close of business on the effective date of the transaction. (See “Policy Account Transactions” regarding the effective dates of Policy Account transactions.)

The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

Business Day and Close of Business

We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a “business day.” We compute Policy values as of the time the NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our “close of business.” We are closed only on those holidays the NYSE is closed.

Generally, we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown in this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

Determination of the Unit Value

The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

We determine a net investment factor for each variable investment division every business day as follows:

•	First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

•

Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

•	Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

•

Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

•

Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

•	Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

POLICY LAPSE AND REINSTATEMENT

Lapse of the Policy

If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, plus any loan interest due, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

If we receive at least the amount to cover three months’ charges, plus any loan interest due, before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

If we do not receive at least the amount to cover three months’ charges, plus any loan interest due, within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

Reinstatement of the Policy

You may reinstate your Policy within three years after it lapses if:

•	you provide evidence that the Insured Person is still insurable; and

•	you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

FEDERAL TAX CONSIDERATIONS

Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. Any verbal interactions/written communications, including this form, you have with and/or receive from us are intended solely to educate you or facilitate the administration with respect to our products and services or facilitate the administration of this contract. You must consult with your insurance representative and/or financial advisor in order to receive advice or recommendations regarding this contract or any contract purchased. We are not/will not provide advice/guidance/recommendations that create a fiduciary relationship with you. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Except as described in the “Foreign Account Tax Compliance”, this discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

Tax Effects

Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy’s accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a “modified endowment contract.” In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses or you surrender your Policy, you may have to pay income tax on a portion of any outstanding loan.

General. The Policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code (under either the Cash Value Accumulation Test or the Guideline Premium Test) and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

•	the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

•

increases in your Policy’s accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a modified endowment contract, as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status. The Code provides for a “seven-pay test.” This test determines if your Policy will be a “modified endowment contract.”

If, at any time during the first 7 Policy years:

•	you have paid a cumulative amount of premiums;

•	the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

•

the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits (“paid-up” means no future premium payments are required) after the payment of seven level annual premiums;

then your Policy will be a modified endowment contract.

Whenever there is a “material change” under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A “material change” for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy’s specified amount, and certain other changes.

If your Policy’s benefits are reduced during the first 7 Policy years (or within 7 years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

We will attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

A life insurance policy that is received in a tax-free exchange under Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

Other effects of Policy changes. Changes made to your Policy (for example, adding a rider to your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2016-63 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own tax advisor on this issue.

Policy changes and extending coverage. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2001 Commissioner’s Standard Ordinary mortality and morbidity tables (“2001 CSO Mortality Tables”) provide a stated termination date of age 121. The “Option to extend coverage” described in “Policy Transactions” allows you to continue your Policy beyond the insured person’s age 121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax advisor about the effect of any change to your Policy as it relates to Section 7702 and the termination date of the Mortality Tables.

Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a tax advisor regarding the impact of any rider you may purchase.

Tax treatment of minimum withdrawal benefit rider payments. You may have purchased a minimum withdrawal benefit rider that can provide payments to you. If applicable to you, generally, we will treat each rider benefit payment as withdrawal of basis first. All payments or withdrawals after basis has been reduced to zero, will be treated as taxable amounts. However, you should be aware that little guidance is available regarding the taxability of these benefits. Please consult a tax advisor with any questions.

Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person’s lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your “basis” in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

Taxation of pre-death distributions if your Policy is a modified endowment contract- If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an “income-first” basis. Distributions:

•	include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

•	will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

•

have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

For modified endowment contracts, your basis:

•	is similar to the basis described above for other policies; and

•	will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

•	to taxpayers 59 1⁄2 years of age or older;

•	in the case of a disability (as defined in the Code); or

•

to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date, policy lapse or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Tax reporting upon a reportable policy sale or receipt of any notice of a transfer of a life insurance policy to a foreign person. Section 6050Y, enacted by H.R. 1, the Tax Cuts and Jobs Act enacted on December 22, 2017, creates a new information reporting requirement for certain life insurance policy transactions. The purchaser of a policy via a reportable policy sale is required to provide certain information to the issuer, seller and Internal Revenue Service (IRS). A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller. Upon receipt of the report from the buyer of a reportable policy sale or the receipt of any notice of a transfer of a life insurance policy to a foreign person, the issuer of the policy is required to report certain information to the IRS and the seller of the life insurance policy. Additionally, for those policies associated with a reportable policy sale, the death benefits paid out to the beneficiaries will also be reported to the IRS. Please consult a tax advisor with any questions.

Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to ensure that the Policy qualifies as a life insurance contract.

Estate and generation skipping taxes. If the insured person is the Policy’s owner, the death benefit under the Policy will generally be includable in the owner’s estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

As a general rule, if a “transfer” is made to a person two or more generations younger than the Policy’s owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to “transfers” that would be subject to the gift and estate tax rules. You should consult with a tax advisor for specific information, especially where benefits are passing to younger generations.

The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the “economic benefit” regime and the “loan” regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner.

In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

Purchasers of life insurance policies are strongly advised to consult with a tax advisor to determine the tax treatment resulting from a split dollar arrangement.

Pension and profit-sharing plans. As of the publication date, AIG has confirmed its position that it will not sell life insurance into a qualified plan under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant’s gross income. This cost (generally referred to as the “P.S. 58” cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the policy’s accumulation value will not be subject to federal income tax. However, the policy’s accumulation value will generally be taxable to the extent it exceeds the participant’s cost basis in the policy. The participant’s cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining “P.S. 58” costs are currently provided under Notice 2002-8, 2002-1 CB 398.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. On December 20, 2019 the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Additionally, on March 27, 2020, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law. Like the SECURE Act, the CARES Act includes some provisions that affect Qualified Contracts for 2020. You should consult a tax advisor regarding any questions you have associated with the applicability of the SECURE Act or the CARES Act to your life insurance.

Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person’s consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA. Employers and employer-created trusts holding the policy may be subject to reporting, disclosure and fiduciary obligations under ERISA. You should consult a tax or legal advisor for questions.

Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R’s investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

Note: In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

Other tax withholding. Any owner not exempt from United States federal tax withholding should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax withholding under an applicable income tax treaty, if any.

Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a tax advisor with any questions.

Foreign Account Tax Compliance (“FATCA”). An owner who is not a “United States person”, which is defined under the Code to mean:

•	a citizen or resident of the United States

•	a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

•	any estate or trust other than a foreign estate or foreign trust (see Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

•	a person that meets the substantial presence test

•	any other person that is not a foreign person

An owner who is not a US person should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form, each of which is effective for three years from the date of signature unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. The Policy owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-8 or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its obligations with respect to the Policies or of the depositor to meet its obligations under the Policies.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 25, 2022, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The financial statements of AGL, the Separate Account and American Home can be found in the SAI. The back cover page to this prospectus describes how you can obtain a free copy of the SAI. The financial statements are also available on the Company’s website at www.aig.com/AGVUL and on SEC’s website at www.sec.gov. We encourage Policy owners to read and understand the financial statements.

APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at aig.com/VUL. You can also request this information at no cost by calling 1-800-340-2765.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available at aig.com/VUL or by calling 1-800-340-2765.

Type	Fund – Share Class Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Domestic Equity	Fidelity® VIP ContrafundSM - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.61%	27.83%	20.17%	16.64%
	Fidelity® VIP Equity-IncomeSM - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.53%	24.89%	11.95%	12.53%
	Fidelity® VIP Growth - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.62%	23.21%	26.29%	19.70%
	Fidelity® VIP Index 500 - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. Sub-Adviser: Geode Capital Management, LLC	0.10%	28.58%	18.34%	16.44%
	MFS® VIT Growth - Initial Class Adviser: Massachusetts Financial Services Company	0.73%	23.53%	24.87%	19.33%
	MFS® VIT II Core Equity - Initial Class Adviser: Massachusetts Financial Services Company	0.87%	25.31%	18.92%	16.53%
	MFS® VIT Investors Trust - Initial Class Adviser: Massachusetts Financial Services Company	0.79%*	26.81%	17.24%	15.46%
	MFS® VIT Research - Initial Class Adviser: Massachusetts Financial Services Company	0.79%*	24.80%	17.94%	15.64%
	MFS® VIT Utilities - Initial Class Adviser: Massachusetts Financial Services Company	0.79%	14.09%	11.89%	9.93%
Fixed Income	Fidelity® VIP High Income - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.67%	4.41%	5.01%	5.61%
	Fidelity® VIP Investment Grade Bond - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: Fidelity Investments Money Management, Inc.	0.39%	(0.61)%	4.33%	3.54%
International Equity	Fidelity® VIP Overseas - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	0.79%	19.70%	14.44%	10.83%
Money Market	Fidelity® VIP Government Money Market - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: Fidelity Investments Money Management, Inc.	0.24%	0.01%	0.94%	0.51%
Multi Asset	Fidelity® VIP Asset Manager: Growth® - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. Sub-Adviser: Fidelity Investments Money Management, Inc.	0.69%	13.96%	12.47%	10.69%

Type	Fund – Share Class Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Multi Asset	Fidelity® VIP Asset ManagerSM - Initial Class Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. Sub-Adviser: Fidelity Investments Money Management, Inc.	0.60%	9.92%	10.01%	8.65%
	MFS® VIT Total Return - Initial Class Adviser: Massachusetts Financial Services Company	0.61%*	14.12%	9.84%	9.59%

* This Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Fund prospectus for additional information.

The Statement of Additional Information (SAI) contains additional information about the Policy, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI by:

•  Mailing: VUL Administration, P.O. Box 818016, Cleveland, Ohio 44181

•  Calling: 1-800-340-2765. You may also obtain the SAI from

•  Visiting: http://www.aig.com/eservice

For eService and eDelivery, or to view and Print Policy or Fund prospectuses visit us at www.aig.com/eservice

You may also obtain the SAI from the insurance representative through which you purchased your Policy.

Additional information about the Policies, including personalized illustrations of death benefits, cash surrender values, and cash values, is available upon request to the same address or phone number printed above. You may also submit inquiries about the Policy to the same address or phone number printed above.

You may also obtain reports and other information about the Separate Account on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

© 2022 American International Group, Inc. All Rights Reserved	EDGAR Contract Identifier: C000217273

AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL-R

EQUIBUILDER III POLICIES

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

ISSUED BY

AMERICAN GENERAL LIFE INSURANCE COMPANY

Administrative Center:

VUL Administration Department

P.O. Box 818016

Cleveland, Ohio 44181

Telephone: 1-800-340-2765

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 2, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the “Separate Account” or “Separate Account VL-R”) May 2, 2022 describing the EquiBuilder III flexible premium variable universal life insurance policies (the “Policy” or “Policies”).

The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company (“AGL” or “Company”) at the address or telephone numbers given above. You may also visit www.aig.com/AGVUL.

Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus’s definition. AGL no longer sells these Policies.

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GENERAL INFORMATION

AGL

We are American General Life Insurance Company (“AGL”). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, majority owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation. On October 26, 2020, AIG announced that it was pursuing a separation of its Life and Retirement business. On November 2, 2021, AIG and Blackstone Group, Inc. (“Blackstone”) closed a transaction whereby Blackstone acquired a 9.9 percent equity stake in SAFG Retirement Services, Inc., later renamed to Corebridge Financial, Inc. (“Corebridge”), which is the holding company for AIG’s Life and Retirement business. Upon completion of the separation of AIG’s Life and Retirement business, AGL will continue to be a wholly owned subsidiary of Corebridge and will no longer be an indirect, majority-owned subsidiary of AIG.

AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange. The commitments under the Contracts are AGL’s, and American International Group, Inc. has no legal obligation to back those commitments. On October 26, 2020, AIG announced that it was pursuing a separation of its life and retirement business. Upon completion of that separation, AGL will be a wholly owned subsidiary of a newly public company and will no longer be an indirect, majority owned subsidiary of AIG.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Separate Account Consolidation

Effective after the close of business on November 29, 2019, AGL consolidated Separate Account VUL-2 with Separate Account VL-R, with Separate Account VL-R being the surviving Separate Account after such consolidation (the “Consolidation”).

The Consolidation did not affect the terms of, or the rights and obligations under your Policy, other than to reflect the change to the name of the separate account. The number of units and the accumulation values for the variable investment divisions in which you invest, and the variable investment divisions available under the Policy did not change as a result of the Consolidation. Your accumulation value immediately after the Consolidation was the same as the value immediately before the Consolidation. The Consolidation did not result in any adverse tax consequences for any Policy Owners. Until we amend all forms related to the Policies, some forms may still refer to the prior name of the separate account.

The purpose of the Consolidation was to reduce the ongoing administrative costs, independent accountant fees, and inefficiencies associated with maintaining multiple Separate Accounts, each with its own recordkeeping and reporting requirements.

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Separate Account VL-R

We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. The Company established Separate Account VL-R under the laws of the State of Texas on May 6, 1997. Separate Account VL-R is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the “1940 Act”). The Policies were previously issued through AGL Separate Account VUL-2. Prior to December 31, 2002, Separate Account VUL-2 was a separate account of American Franklin, created on April 9, 1991 under Illinois insurance law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, Separate Account VUL-2 became a separate account of AGL under Texas law. Effective after the close of business November 29, 2019, AGL Separate Account VUL-2 was consolidated into Separate Account VL-R.

For record keeping and financial reporting purposes, Separate Account VL-R is divided into 164 separate “divisions,” 16 of which correspond to the 16 variable “investment options” under the Policy. The remaining 148 divisions, and all of these 16 divisions, represent variable investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners. We act as custodian for the Separate Account’s assets.

American Home Assurance Company

All references in this SAI to American Home Assurance Company (“American Home”) apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas FL 37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc.

Guarantees for Policies issued prior to the Consolidation will continue after the Consolidation. As a result, the Consolidation of Separate Account VUL-2 into Separate Account VL-R will not impact the insurance obligations under the Guarantee.

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NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY

Mixed and Shared Funding Risk. We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

•	state insurance law or federal income tax law changes;

•	investment management of an investment portfolio changes; or

•	voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio’s adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Other Non-Principal Risks. All other non-principal risks of investing in the Policy are disclosed in the prospectus.

SERVICES

AGL and AIG are parties to a Service and Expense Agreement whereby AIG provides, or causes to be provided by one of its subsidiaries, such equipment, office space, services and personnel to AGL and certain of its other subsidiaries. Prior to 2012, American General Life Companies, LLC (“AGLC”), an indirect wholly-owned subsidiary of AIG, provided shared services to AGL and certain other life insurance companies under the AIG holding company system (“Affiliates”) at cost. AGLC merged into AGL at the end of 2011.

During 2021, 2020, and 2019, AGL paid AIG for these services in the amounts of $82,000,000, $97,000,000, and $135,000,000 respectively. AGL is reimbursed by the Affiliates at cost, to the extent the services apply to the Affiliates.

We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any

5

entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

CUSTODIAN

AGL acts as custodian of the Separate Account. AGL has custody of all assets and cash of the Separate Account and handles the collection of proceeds of shares of the Funds bought and sold by the Separate Account.

MORE INFORMATION ON LAPSE OF THE POLICY

A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis through AIG Capital Services, Inc. (“ACS”), located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”). ACS is an indirect, wholly owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the policies.

ADDITIONAL INFORMATION

The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy’s death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

Limits on AGL’s Right to Challenge a Policy

We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

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Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person’s lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person’s lifetime.

We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

If the Insured Person’s age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person’s correct age and sex.

If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

Special Purchase Plans

Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

Underwriting Procedures and Cost of Insurance Charges

Cost of insurance charges for the Policies will not be the same for all Policy Owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy Owner pays a cost of insurance charge related to the Insured Person’s mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the Insured Person and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the “cost of insurance charge”) for all Insured Persons would discriminate unfairly in favor of those Insured Persons representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform “public offering price” for all Policy Owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different “price” for each actuarial category of Policy Owners because

7

different cost of insurance rates will apply. The “price” will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among Insured Persons but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

Employee Benefit Plans

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

Dividends

We pay no dividends on the Policies offered by this Prospectus.

ACTUARIAL EXPERT

Actuarial matters have been examined by Eric Tarnow, who is Head of Life Products for AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, serves as the independent registered public accounting firm for the Separate Account VL-R and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of American Home.

You may obtain a free copy of the financial statements if you write us at our VUL Administration Department or call at 1-800-340-2765. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.

The following financial statements included in the N-VPFS filed on April 25, 2022 are incorporated by reference into this SAI, and have been so incorporated in reliance on the reports

8

of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

•	The Audited Financial Statements of Separate Account VL-R of American General Life Insurance Company as of December 31, 2021 and for each of the two years in the period ended December 31, 2021.

•

The Audited Statutory Financial Statements of American General Life Insurance Company as of December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021.

•

The Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021.

The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the Policies.

You should only consider the statutory financial statements of American Home Assurance Company (“American Home”) that we include in the Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time (“Point of Termination”). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

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PART C: OTHER INFORMATION

Item 30. Exhibits

Exhibit No.	Description	Location
(a)	Board of Directors Resolution.
(1)	Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R.	Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.
(2)	Resolution of the Board of Directors of American General Life Insurance Company authorizing the consolidation of the Separate Account.	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-234480) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2019.
(b)	Custodian Agreements.	Inapplicable
(c)	Underwriting Contracts.
(1)	Distribution Agreement with American General Equity Services Corporation, effective October 1, 2002.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.
(2)	Form of Selling Group Agreement.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
(3)	Schedule of Commissions	Incorporated by reference from the text included under the heading “Distribution of the Policies” in the Statement of Additional Information that is filed as part of this Registration Statement.
(4)	Distribution Agreement with AIG Capital Services, Inc. entered into as of December 31, 2018.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2019.
(d)	Contracts.
(1)	Specimen form of EquiBuilderTM III Flexible Premium Life Insurance Policy (Policy Form No. T1735).	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.
(2)	Specimen form of Accidental Death Benefit Rider.	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.
(3)	Specimen form of Term Insurance Rider.	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

Exhibit No.	Description	Location
(4)	Specimen form of Children’s Term Insurance Rider.	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.
(5)	Specimen form of Disability Rider - Waiver of Monthly Deductions.	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.
(6)	Specimen form of Accelerated Benefit Settlement Option Rider.	Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.
(7)	Specimen form of Endorsement to EquiBuilder III Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas.	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.
(8)	Assumption Certificate.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
(e)	Applications.
(1)	Specimen form of Application for EquiBuilder III Policy.	Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.
(2)	Specimen form of Supplemental Application.	Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.
(3)	Specimen form of Individual Life Insurance Application Single Insured - Part A, Form No. ICC15-108087 rev0218.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2019.
(4)	Specimen form of amended Life Insurance Application - Part B (Medical History), Form No. ICC15-108088 rev0516.	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 28, 2017.
(5)	Specimen form of New Business Supplemental Application for Individual Life Insurance, Form No. ICC17-111268.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2019.

Exhibit No.	Description	Location
(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1)	Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (P)	Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.
(2)	Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995.	Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.
(3)	By-Laws of American General Life Insurance Company, restated as of June 8, 2005.	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.
(g)	Reinsurance Contracts.
(1)	Form of Reinsurance Agreement with General & Cologne Life Re of America.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(2)	Form of Reinsurance Agreement with Munich American Reassurance Company.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(3)	Form of Reinsurance Agreement with RGA Reinsurance Company.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(4)	Form of Reinsurance Agreement with Swiss Re Life & Health America, Inc.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(5)	Automatic and Facultative Reinsurance Agreement with Generali USA Life Reinsurance Company.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.
(h)	Participation Agreements.
(1)(a)	Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds dated April 27, 2012.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.
(1)(b)	Form of Amended and Restated Service Contract with Fidelity Variable Insurance Products Funds effective May 1, 2012.	Incorporated by reference to Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on January 2, 2013.

Exhibit No.	Description	Location
(1)(c)	Form of Service Agreement with Fidelity Investments Institutional Operations Company, Inc.	Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.
(2)(a)	Form of Participation Agreement with MFS Variable Insurance Trust.	Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.
(2)(b)	Form of Amendment No. 5 to Participation Agreement with MFS Variable Insurance Trust.	Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.
(2)(c)	Form of Amendment No. 8 to Participation Agreement with MFS Variable Insurance Trust.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
(2)(d)	Form of Letter Agreement with MFS Variable Insurance Trust dated December 19, 2005.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(3)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with Fidelity.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(4)(a)	Form of SEC Rule 22c-2 Information Sharing Agreement with MFS.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.
(5)(a)	Form of Consent to Assignment of Fund Participation and other Agreements with regard to the change in distributor for the products to AIG Capital Services, Inc.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.
(i)	Administrative Contracts.
(1)(a)	Form of Service and Expense Agreement dated February 1, 1974 with American International Group, Inc.	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.
(1)(b)	Form of Addendum No. 1 to Service and Expense Agreement with American International Group, Inc. dated May 21, 1975.	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

Exhibit No.	Description	Location
(1)(c)	Form of Addendum No. 2 to Service and Expense Agreement with American International Group, Inc. dated September 23, 1975.	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.
(1)(d)	Form of Addendum No. 24 to Service and Expense Agreement with American International Group, Inc. dated December 30, 1998.	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.
(1)(e)	Form of Addendum No. 28 to Service and Expense Agreement with American International Group, Inc. effective January 1, 2002.	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.
(1)(f)	Form of Addendum No. 30 to Service and Expense Agreement with American International Group, Inc. effective January 1, 2002.	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.
(1)(g)	Form of Addendum No. 32 to Service and Expense Agreement with American International Group, Inc. effective May 1, 2004.	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.
(1)(h)	Specimen form of Addendum No. 45 to Service and Expense Agreement with American International Group, Inc. dated October 1, 2017.	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2018.
(j)	Other Material Contracts.
(1)	General Guarantee Agreement from American Home Assurance Company.	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.
(2)	Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account AGL VL-R filed on December 12, 2006.
(3)	Amended and Restated Unconditional Capital Maintenance Agreement with American International Group, Inc.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.
(4)	Termination Agreement of the Amended and Restated Unconditional Capital Maintenance Agreement with American International Group, Inc.	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-196172) of American General Life Insurance Company Separate Account VL-R filed on April 29, 2016.

Exhibit No.	Description	Location
(k)	Legal Opinions.
(1)	Opinion and Consent of Depositor.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
(2)	Opinion and Consent of Counsel to American Home Assurance Company.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on October 24, 2005.
(3)	Opinion of Counsel and Consent of Depositor.	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-234480) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2019.
(l)	Actuarial Opinions.
(1)	Opinion of Robert M. Beuerlein Senior Vice President - Actuarial/Financial.	Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 28, 2000.
(2)	Opinion and Consent of American General Life Insurance Company’s actuary.	Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.
(m)	Calculation.	None
(n)	Other Opinions.
(1)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.	Filed herewith
(o)	Omitted Financial Statements.	None
(p)	Initial Capital Agreements.	None
(q)	Redeemability Exemption.
(1)	Description of American General Life Insurance Company’s Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of April 29, 2022.	Filed herewith
(r)	Form of Initial Summary Prospectuses.	None
(s)	Powers of Attorney.
(1)	Power of Attorney - American General Life Insurance Company.	Filed herewith
(2)	Power of Attorney - American Home Assurance Company.	Filed herewith

Item 31. Directors and Officers of the Depositor

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR

Kevin T. Hogan (2)	Director, Chairman of the Board, Chief Executive Officer, and President
Jonathan J. Novak (5)	Director and Chief Executive Officer, Institutional Markets
Todd P. Solash (1)	Director and Chief Executive Officer, Individual Retirement and Life Insurance
Terri N. Fiedler	Director, Senior Vice President and Chief Distribution Officer
Emily W. Gingrich (2)	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Elias F. Habayeb (2)	Director, Executive Vice President and Chief Financial Officer
Michael P. Harwood	Director and Senior Vice President
Alireza Vaseghi (2)	Director, Senior Vice President and Chief Investment Officer
Timothy M. Heslin	President, Life US
Bryan A. Pinsky (1)	President, Individual Retirement
Katherine A. Anderson	Senior Vice President and Chief Risk Officer
David Ditillo (7)	Senior Vice President and Chief Information Officer
Christopher P. Filiaggi (6)	Senior Vice President and Life Controller
Christina M. Haley (1)	Senior Vice President, Product Filing
Kyle L. Jennings	Senior Vice President and Chief Compliance Officer
Frank A. Kophamel	Senior Vice President, Deputy Chief Actuary and Appointed Actuary
Gabriel A. Lopez (1)	Senior Vice President, Individual Retirement Operations
Christopher V. Muchmore (1)	Senior Vice President, Chief Financial Officer, Individual Retirement
Christine A. Nixon (1)	Senior Vice President
Sai P. Raman (3)	Senior Vice President, Institutional Markets
Sabyasachi Ray (2)	Senior Vice President and Chief Operating Officer
Mallary L. Reznik (1)	Senior Vice President, General Counsel and Assistant Secretary
Eric G. Tarnow	Senior Vice President, Life Products
Lloyd J. Bellow	Vice President and Tax Officer
Nicolas Berg (2)	Vice President
Michelle D. Campion (4)	Vice President
Justin J. W. Caulfield (2)	Vice President and Treasurer
Daniel R. Cricks	Vice President and Tax Officer
Jeffrey S. Flinn	Vice President
Lisa K. Gerhart	Vice President and Assistant Life Controller
Leo W. Grace	Vice President, Product Filing
Tracey E. Harris	Vice President, Product Filing
Julie Cotton Hearne	Vice President and Secretary
Christopher J. Hobson (1)	Vice President
Stephen G. Lunanuova (6)	Vice President and Tax Officer
Jennifer N. Miller (4)	Vice President
Aimy T. Tran (1)	Vice President, Product Filing
Mark A. Peterson	Vice President, Distribution
Jennifer A. Roth (1)	Vice President, 38a-1 Compliance Officer
Murtaza A. Cheema	Anti-Money Laundering and Economic Sanctions Compliance Officer

Rosemary Foster	Assistant Secretary
Virginia N. Puzon (1)	Assistant Secretary
Marjorie D. Washington	Assistant Secretary
Grace D. Harvey	Illustration Actuary
Laszlo Kulin (7)	Investment Tax Officer
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (2)	Head of Domestic Pension Risk Transfer
Staci R. Smith	Manager, State Filings
Aileen V. Apuy (5)	Assistant Manager, State Filings
Melissa H. Cozart	Privacy Officer

(1)	21650 Oxnard Street, Woodland Hills, CA 91367
(2)	28 Liberty Street, 45th Floor, New York, NY 10005
(3)	50 Danbury Road, Wilton, CT 06897
(4)	777 S. Figueroa Street, Los Angeles, CA 90017
(5)	10880 Wilshire Boulevard, Los Angeles, CA 90024
(6)	30 Hudson Street, Jersey City, NJ 07302
(7)	3211 Shannon Road, Durham, NC 27707

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of American General Life Insurance Company (“Depositor”). The Depositor is an indirect majority-owned subsidiary of American International Group, Inc. The Depositor is an indirect majority-owned subsidiary of American International Group, Inc. On October 26, 2020, AIG announced that it was pursuing a separation of its life and retirement business. On November 2, 2021, AIG and Blackstone Group, Inc. (“Blackstone”) closed a transaction whereby Blackstone acquired a 9.9 percent equity stake in SAFG Retirement Services, Inc., later renamed to Corebridge Financial, Inc. (“Corebridge”), which is the holding company for AIG’s Life and Retirement business. Upon completion of that separation, the Depositor will continue to be a wholly owned subsidiary of Corebridge and will no longer be an indirect, majority-owned subsidiary of AIG. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.’s Form 10-K, SEC File No. 001-08787, Accession No. 0001104659-22-024701, filed on February 17, 2022. Exhibit 21 is incorporated herein by reference.

Item 33. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 34. Principal Underwriters

(a) Other Activity. Registrant’s principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

American General Life Insurance Company

Variable Separate Account

Variable Annuity Account Five

Variable Annuity Account Seven

Variable Annuity Account Nine

Variable Annuity Account Ten

Separate Account D

Separate Account I

Separate Account VL-R

The United States Life Insurance Company in the City of New York

FS Variable Separate Account

FS Variable Annuity Account Five

Separate Account USL VL-R

Separate Account USL A

The Variable Annuity Life Insurance Company

Separate Account A

(b) Management.

The following information is provided for each director and officer of the principal underwriter.

Name and Principal Business Address*	Positions and Offices with Underwriter AIG Capital Services, Inc.
James T. Nichols (1)	Director, President and Chief Executive Officer
Terri N. Fiedler (2)	Director, Senior Vice President and Chief Distribution Officer
Todd P. Solash	Director
Frank Curran (1)	Vice President, Chief Financial Officer, Chief Operations Office, Controller and Treasurer
Michael Fortey (2)	Chief Compliance Officer
Daniel Cricks (2)	Vice President, Tax Officer
Julie Cotton Hearne (2)	Vice President and Secretary
John Thomas Genoy (1)	Vice President
Mallary L. Reznik	Vice President
Virginia Puzon	Assistant Secretary
Rosemary Foster (2)	Assistant Secretary
Marjorie Washington (2)	Assistant Secretary

*Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.

(1)	Harborside 5, 185 Hudson Street, Jersey City, New Jersey 07311.
(2)	2727-A Allen Parkway, Houston, TX 77019.

(c) Compensation From the Registrant. AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 35. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

Item 36. Management Services.                Not applicable.

Item 37. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company (“American Home Guarantee Period”), filed as an exhibit to this Registration Statement (the “American Home Guarantee”), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner’s rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner’s rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company (“American Home”).

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner’s request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the “Point of Termination”), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of New York, and State of New York on this 25th day of April, 2022.

AGL Separate Account VL-R (Registrant)

BY:	AMERICAN GENERAL LIFE INSURANCE COMPANY
(On behalf of the Registrant and itself)
BY:	/s/ CHRISTOPHER FILIAGGI
CHRISTOPHER FILIAGGI SENIOR VICE PRESIDENT AND LIFE CONTROLLER

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*KEVIN T. HOGAN	Director, Chairman, Chief Executive Officer, and	April 25, 2022
	KEVIN T. HOGAN	President (Principal Executive Officer)

	*ELIAS F. HABAYEB	Director, Executive Vice President and Chief Financial	April 25, 2022
	ELIAS F. HABAYEB	Officer (Principal Financial Officer)

	*CHRISTOPHER FILIAGGI	Senior Vice President and Life Controller	April 25, 2022
	CHRISTOPHER FILIAGGI	(Principal Accounting Officer)

	*TERRI N. FIEDLER	Director	April 25, 2022
TERRI N. FIEDLER

	*EMILY W. GINGRICH	Director	April 25, 2022
EMILY W. GINGRICH

	*MICHAEL P. HARWOOD	Director	April 25, 2022
MICHAEL P. HARWOOD

	*JONATHAN J. NOVAK	Director	April 25, 2022
JONATHAN J. NOVAK

	*TODD P. SOLASH	Director	April 25, 2022
TODD P. SOLASH

	*ALIREZA VASEGHI	Director	April 25, 2022
ALIREZA VASEGHI

*By:	/s/ TRINA SANDOVAL		April 25, 2022
TRINA SANDOVAL Attorney-in-Fact (Pursuant to Powers of Attorney previously filed)

EquiBuilder III VUL_AGL

333-234480

811-08561

SIGNATURES

American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 25th day of April, 2022.

AMERICAN HOME ASSURANCE COMPANY

BY: /s/ Brian Rucker
BRIAN RUCKER
SENIOR VICE PRESIDENT AND STATUTORY CONTROLLER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*MICHAEL D. PRICE MICHAEL D. PRICE	Director, President, Chief Executive Officer, and Chairman of the Board of Directors (Principal Executive Officer)	April 25, 2022

*THOMAS CONNOLLY THOMAS CONNOLLY	Director, Chief Financial Officer and Senior Vice President (Principal Financial Officer)	April 25, 2022

*ALEXANDER R. BAUGH ALEXANDER R. BAUGH	Director	April 25, 2022

*THOMAS BOLT THOMAS BOLT	Director	April 25, 2022

*BARBARA LUCK BARBARA LUCK	Director	April 25, 2022

*MARK LYONS MARK LYONS	Director	April 25, 2022

*KENNETH RIEGLER KENNETH RIEGLER	Director	April 25, 2022

*ANTHONY VIDOVICH ANTHONY VIDOVICH	Director	April 25, 2022

*BY: /s/ Brian Rucker BRIAN RUCKER Attorney-in-Fact (Exhibit to the Registration Statement)	April 25, 2022